                                                                   EXHIBIT 10.11

================================================================================








                             STOCKHOLDERS AGREEMENT

                                      among

                            SRA INTERNATIONAL, INC.,

                       GENERAL ATLANTIC PARTNERS 75, L.P.,

                       GAP COINVESTMENT PARTNERS II, L.P.,

                                  GAPSTAR, LLC,

                               GAPCO GMBH & CO. KG


                                       and


                          THE STOCKHOLDERS NAMED HEREIN




                              Dated: April 23, 2002




================================================================================

                                Table of Contents
                                -----------------

                                                                           Page
                                                                           ----

1.   Definitions ..........................................................  1

2.   Preemptive Rights ....................................................  4
     2.1    Offering Notice ...............................................  4
     2.2    Exercise ......................................................  5
     2.3    Closing .......................................................  6
     2.4    Sale to Subject Purchaser .....................................  6

3.   Corporate Governance .................................................  7
     3.1    Board of Directors ............................................  7

4.   Stockholders Agreement ...............................................  8
     4.1    Terms .........................................................  8
     4.2    Termination ...................................................  9

5.   Lock-Up ..............................................................  9

6.   Miscellaneous ........................................................  9
     6.1    Notices .......................................................  9
     6.2    Successors and Assigns; Third Party Beneficiary ............... 11
     6.3    Amendment and Waiver .......................................... 11
     6.4    Counterparts .................................................. 11
     6.5    Specific Performance .......................................... 11
     6.6    Headings ...................................................... 11
     6.7    GOVERNING LAW ................................................. 11
     6.8    Severability .................................................. 11
     6.9    Rules of Construction ......................................... 12
     6.10   Entire Agreement .............................................. 12
     6.11   Term of Agreement ............................................. 12
     6.12   Further Assurances ............................................ 12



EXHIBITS

A           Restated Articles of Incorporation
B           By-laws

                             STOCKHOLDERS AGREEMENT

     STOCKHOLDERS AGREEMENT (this "Agreement"), dated April 23, 2002, among SRA
                                   ---------
International, Inc., a Delaware corporation (the "Company"), General Atlantic
                                                  -------
Partners 75, L.P., a Delaware limited partnership ("GAP LP"), GAP Coinvestment
                                                    ------
Partners II, L.P., a Delaware limited partnership ("GAP Coinvestment"), GapStar,
                                                    ----------------
LLC, a Delaware limited liability company ("GapStar"), GAPCO GmbH & Co. KG, a
                                            -------
German limited partnership ("GAPCO KG"), and the persons listed on Schedule I
                             --------
hereto.

     WHEREAS, pursuant to the Stock Purchase Agreement, dated April 22, 2002 (the "Stock Purchase Agreement"), among the Company, the stockholders of the
      ------------------------
Company listed on Schedule I thereto (the "Selling Stockholders"), GAP LP, GAP
                                           --------------------
Coinvestment, GapStar and GAPCO KG, (i) the Company has agreed to issue and sell to GAP LP, GAP Coinvestment, GapStar and GAPCO KG an aggregate of 910,092 shares of Class A Common Stock (as hereinafter defined) and (ii) the Selling Stockholders have agreed to sell to GAP LP, GAP Coinvestment, GapStar and GAPCO KG an aggregate of 2,689,908 shares of Class A Common Stock.

     WHEREAS, in order to induce GAP LP, GAP Coinvestment, GapStar and GAPCO KG to enter into the Stock Purchase Agreement, the parties hereto wish to enter into this Agreement, which provides for, among other things, preemptive rights, corporate governance rights and certain other rights under certain conditions.

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1. Definitions. As used in this Agreement, and unless the context requires
        -----------
a different meaning, the following terms have the meanings indicated:

     "Affiliate" shall mean any Person who is an "affiliate" as defined in
      ---------
Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

     "Agreement" means this Agreement as the same may be amended, supplemented
      ---------
or modified in accordance with the terms hereof.

     "Board of Directors" means the Board of Directors of the Company.
      ------------------

     "Business Day" means any day other than a Saturday, Sunday or other day on
      ------------
which commercial banks in the State of New York or the State of California are authorized or required by law or executive order to close.

     "Charter Documents" means the Restated Certificate of Incorporation and the
      -----------------
By-laws of the Company as in effect on the date hereof, copies of which are attached hereto as Exhibits A and B, respectively, as the same may be amended or
                   ----------------
amended and restated from time to time.

     "Class A Common Stock" means the Class A Common Stock, par value $0.004 per
      --------------------
share, of the Company and any other capital stock of the Company into which such stock is reclassified or reconstituted.

     "Class B Common Stock" means the Class B Common Stock, par value $0.004 per
      --------------------
share, of the Company and any other capital stock of the Company into which such stock is reclassified or reconstituted.

     "Commission" means the Securities and Exchange Commission or any similar
      ----------
agency then having jurisdiction to enforce the Securities Act.

     "Common Stock" means the Class A Common Stock and the Class B Common Stock.
      ------------

     "Common Stock Equivalents" means any security or obligation which is by its
      ------------------------
terms convertible, exchangeable or exercisable into or for shares of Common Stock, and any option, warrant or other subscription or purchase right with respect to Common Stock or any Common Stock Equivalent.

     "Company" has the meaning set forth in the preamble to this Agreement.
      -------

     "Disposition" has the meaning set forth in Section 5 of this Agreement.
      -----------

     "Excess New Securities" has the meaning set forth in Section 2.2(a) of this
      ---------------------
Agreement.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and
      ------------
the rules and regulations of the Commission thereunder.

     "Exempt Issuances" has the meaning set forth in Section 2.1 of this
      ----------------
Agreement.

     "GAP Coinvestment" has the meaning set forth in the preamble to this
      ----------------
Agreement.

     "GAP LLC" means General Atlantic Partners, LLC, a Delaware limited
      -------
liability company and the general partner of GAP LP and the managing member of GapStar, and any successor to such entity.

     "GAP LP" has the meaning set forth in the preamble to this Agreement.
      ------

     "GAPCO KG" has the meaning set forth in the preamble to this Agreement.
      --------

     "GapStar" has the meaning set forth in the preamble to this Agreement.
      -------

     "General Atlantic Designee" has the meaning set forth in Section 3.1(a) of
      -------------------------
this Agreement.

     "General Atlantic Stockholders" means GAP LP, GAP Coinvestment, GapStar,
      -----------------------------
GAPCO KG and any Affiliate of GAP LLC that, after the date hereof, acquires Shares, and the term "General Atlantic Stockholder" shall mean any such Person.

     "Governmental Authority" means the government of any nation, state, city,
      ----------------------
locality or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

     "Lien" means any mortgage, deed of trust, pledge, hypothecation,
      ----
assignment, encumbrance, lien (statutory or other) or preference, priority, right or other security interest or preferential arrangement of any kind or nature whatsoever.

     "Major Stockholders" means the Persons listed on Schedule I hereto and any
      ------------------
Affiliate of a Major Stockholder (including, without limitation, a trust organized for the benefit of the members of such Major Stockholder's family or for charitable purposes if such Major Stockholder continues to control such trust) that, after the date hereof, acquires Shares, and the term "Major Stockholder" shall mean any such Person.

     "Nasdaq" means The Nasdaq Stock Market, Inc.
      ------

     "New Issuance Notice" has the meaning set forth in Section 2.1 of this
      -------------------
Agreement.

     "New Securities" has the meaning set forth in Section 2.1 of this
      --------------
Agreement.

     "Permitted Transfers" has the meaning set forth in Section 4.1(a) of this
      -------------------
Agreement.

     "Person" means any individual, firm, corporation, partnership, trust,
      ------
incorporated or unincorporated association, joint venture, joint stock company, limited liability company, Governmental Authority or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

     "Preemptive Rightholder(s)" has the meaning set forth in Section 2.1 of
      -------------------------
this Agreement.

     "Proportionate Percentage" has the meaning set forth in Section 2.2(a) of
      ------------------------
this Agreement.

     "Proposed Price" has the meaning set forth in Section 2.1 of this
      --------------
Agreement.

     "Qualified Initial Public Offering" has the meaning set forth in
      ---------------------------------
Section 4.1 of this Agreement.

     "Requirement of Law" means, as to any Person, any law, statute, treaty,
      ------------------
rule, regulation, right, privilege, qualification, license or franchise or determination of an arbitrator or a court or other Governmental Authority or stock exchange, in each case applicable or binding upon such Person or any of its property or to which such Person or any of its property is subject or pertaining to any or all of the transactions contemplated or referred to herein.

     "Securities Act" means the Securities Act of 1933, as amended, and the
      --------------
rules and regulations of the Commission promulgated thereunder.

     "Shares" means, with respect to each Stockholder, all shares of Common
      ------
Stock and any other Common Stock Equivalents, in each case whether now owned or hereafter acquired; provided, however, for the purposes of any computation of
                    -----------------
the number of Shares pursuant to Section 2.2, all outstanding Common Stock Equivalents shall be deemed converted, exercised or exchanged as applicable and the shares of Common Stock issuable upon such conversion, exercise or exchange shall be deemed outstanding, whether or not such conversion, exercise or exchange has actually been effected.

     "Stock Option Plans" means the Company's stock option plans and employee
      ------------------
purchase plans pursuant to which shares of restricted stock and options to purchase shares of Common Stock are reserved and available for grant to officers, directors, employees and consultants of the Company.

     "Stock Purchase Agreement" has the meaning set forth in the recitals to
      ------------------------
this Agreement.

     "Stockholders" means the General Atlantic Stockholders and the Major
      ------------
Stockholders.

     "Stockholders Meeting" has the meaning set forth in Section 3.1(e) of this
      --------------------
Agreement.

     "Subject Purchaser" has the meaning set forth in Section 2.1 of this
      -----------------
Agreement.

     "Written Consent" has the meaning set forth in Section 3.1(e) of this
      ---------------
Agreement.

     2.   Preemptive Rights.
          -----------------

          2.1  Offering Notice. Except for (a) options to purchase shares of
               ---------------
Common Stock or restricted stock which may be issued pursuant to the Stock Option Plans, (b) shares of Common Stock issued to employees pursuant the terms of the Company's 401 (k) plan, (c) shares of Class A Common Stock issued upon conversion of any shares of Class B Common Stock (x) previously issues or
(y) issued in accordance with the terms of this Agreement, (d) a subdivision of the outstanding shares of Common

Stock into a larger number of shares of Common Stock, (e) capital stock issued upon exercise, conversion or exchange of any Common Stock Equivalent either (x) previously issued or (y) issued in accordance with the terms of this Agreement, (f) Common Stock of the Company issued in consideration of an acquisition, approved by the Board of Directors, by the Company of another Person, (g) shares of Class A Common Stock issued as a stock dividend on all of the shares of Class A Common Stock, (h) shares of Class B Common Stock issued as a stock dividend on all of the shares of Class B Common Stock and (i) shares of Common Stock or Common Stock Equivalents issued in strategic transactions (which are not private equity or venture capital financing transactions) approved by the Board of Directors to Persons that are not engaged in the business of financial investing ((a)-(i) being referred to collectively as "Exempt
                                                                ------
Issuances"), if the Company wishes to issue any capital stock or any other
---------
securities convertible into or exchangeable for capital stock of the Company pursuant to a private placement exempt from registration under the Securities Act, other than any such private placement that is made solely to Qualified Institutional Buyers (as defined in the Securities Act) in reliance on Rule 144A promulgated under the Securities Act (collectively, "New Securities") to any
                                                     --------------
Person (the "Subject Purchaser"), then the Company shall offer such New
             -----------------
Securities first to each of the General Atlantic Stockholders (each, a "Preemptive Rightholder" and collectively, the "Preemptive Rightholders") by
 ----------------------                         -----------------------
sending written notice (the "New Issuance Notice") to the Preemptive
                             -------------------
Rightholders, which New Issuance Notice shall state (x) the number of New Securities proposed to be issued and (y) the proposed purchase price per security of the New Securities (the "Proposed Price"). Upon delivery of the New
                                     --------------
Issuance Notice, such offer shall be irrevocable unless and until the rights provided for in Section 2.2 shall have been waived or shall have expired.

          2.2  Exercise.
               --------

               (a) For a period of fifteen (15) days after the giving of the New Issuance Notice pursuant to Section 2.1, each of the Preemptive Rightholders shall have the right to purchase its Proportionate Percentage (as hereinafter defined) of the New Securities at a purchase price equal to the Proposed Price and upon the same terms and conditions set forth in the New Issuance Notice. Each Preemptive Rightholder shall have the right to purchase that percentage of the New Securities determined by dividing (x) the total number of shares of Common Stock then owned by such Preemptive Rightholder by (y) the total number of shares of Common Stock then outstanding (the "Proportionate Percentage"). If
                                                 ------------------------
any Preemptive Rightholder does not fully subscribe for the number or amount of New Securities that it is entitled to purchase pursuant to the preceding sentence, then each Preemptive Rightholder which elected to purchase New Securities shall have the right for a five (5) day period to purchase that percentage of the remaining New Securities not so subscribed for (for the purposes of this Section 2.2(a), the "Excess New Securities") determined by
                                      ---------------------
dividing (x) the total number of Shares then owned by such fully participating Preemptive Rightholder by (y) the total number of Shares then owned by all fully participating Preemptive Rightholders who elected to purchase Excess New Securities. Each of the Stockholders may transfer all or any portion of its rights to purchase New Securities under this Section 2 to any of its Affiliates.

               (b) The right of each Preemptive Rightholder to purchase the New Securities or Excess New Securities, as the case may be, under subsection (a) above shall be exercisable by delivering written notice of the exercise thereof, prior to the expiration of the 15-day period referred to in subsection (a) above with respect to New Securities or prior to the expiration of the 5-day period referred to in subsection (a) above with respect to Excess New Securities, to the Company, which notice shall state the amount of New Securities that such Preemptive Rightholder elects to purchase pursuant to Section 2.2(a). The failure of a Preemptive Rightholder to respond within such 15-day or 5-day period shall be deemed to be a waiver of such Preemptive Rightholder's rights under Section 2.2(a), provided that each Preemptive Rightholder may waive its
                      --------
rights under Section 2.2(a) prior to the expiration of such 15-day or 5-day period by giving written notice to the Company.

          2.3  Closing. The closing of the purchase of New Securities or Excess
               -------
New Securities subscribed for by the Preemptive Rightholders under Section 2.2 shall be held at the executive office of the Company at 11:00 a.m., local time, on the 30th day after the giving of the New Issuance Notice pursuant to Section
2.1 or at such other time and place as the parties to the transaction may agree; provided that such closing may be extended by the Preemptive Rightholders to the extent necessary to satisfy any applicable Requirement of Law. At such closing, the Company shall deliver certificates representing the New Securities, and such New Securities shall be issued free and clear of all Liens (other than those attributable to actions by the purchasers thereof) and the Company shall so represent and warrant, and further represent and warrant (in addition to other customary representations and warranties) that such New Securities shall be, upon issuance thereof to the Preemptive Rightholders and after payment therefor, duly authorized, validly issued, fully paid and non-assessable. Each Preemptive Rightholder purchasing the New Securities shall deliver at the closing payment in full in immediately available funds for the New Securities purchased by it. At such closing all of the parties to the transaction shall execute such additional documents as are customary for transactions of this type.

          2.4  Sale to Subject Purchaser. The Company may sell to the Subject
               -------------------------
Purchaser all of the New Securities not purchased by the Preemptive Rightholders pursuant to Section 2.2 on terms and conditions that are no more favorable to the Subject Purchaser than those set forth in the New Issuance Notice; provided,
                                                                       --------
however, that such sale is bona fide and made pursuant to a contract entered
-------
into within ninety (90) days following the earlier to occur of (i) the waiver by the Preemptive Rightholders of their option to purchase New Securities or Excess New Securities pursuant to Section 2.2, or (ii) the expiration of the 20-day or 5-day period referred to in Section 2.2. If such sale is not consummated within such 90-day period for any reason, then the restrictions provided for herein shall again become effective, and no issuance and sale of New Securities may be made thereafter by the Company without again offering the same in accordance with this Section 2. The closing of any issuance and sale pursuant to this Section 2.4 shall be held at a time and place as the parties to the transaction may agree within such 90-day period.

          2.5  Termination. This Section 2 shall terminate and be of no further
               -----------
force and effect at such time as the General Atlantic Stockholders hold, in the aggregate, less than [720,000] Shares (as adjusted for stock splits, stock dividends, reverse stock splits, recapitalizations or other similar transactions occurring after the date of this Agreement).

     3.   Corporate Governance.
          --------------------

          3.1  Board of Directors.
               ------------------

               (a) On the date hereof, the Company shall cause one vacancy to be created on its Board of Directors (by increasing the number of members of the Board of Directors or otherwise) and cause to be elected to the Board of Directors one person designated by GAP LP (the "General Atlantic Designee"),
                                                -------------------------
which designee shall initially be Steven A. Denning. The General Atlantic Designee shall serve in accordance with the Charter Documents until the next succeeding annual meeting of stockholders of the Company to be held after such election for the purpose of electing directors of the class of which the General Atlantic Designee is a member.

               (b) Commencing with the next succeeding annual meeting of the stockholders of the Company at which directors of the class of which the General Atlantic Designee is a member are elected, and at each annual meeting of the stockholders of the Company thereafter held for the purpose of electing directors of such class, GAP LP shall be entitled to designate to the Board of Directors the General Atlantic Designee to serve as one of the directors of the Company, which designee shall be reasonably acceptable to a majority of the other members of the Board of Directors. The Company shall use its reasonable best efforts to cause such General Atlantic Designee to be included in the slate of nominees recommended by the Board of Directors to the Company's stockholders for election as directors, and the Company shall use its reasonable best efforts to cause the election of such General Atlantic Designee, including using its reasonable best efforts to cause officers of the Company who hold proxies (unless otherwise directed by the stockholder submitting such proxy) to vote such proxies in favor of the election of such General Atlantic Designee. In the event that the General Atlantic Designee shall cease to serve as director for any reason, the Company shall use its reasonable best efforts to cause the vacancy resulting thereby to be filled by another designee of GAP LP.

               (c) The Company shall provide such reimbursement and compensation to the General Atlantic Designee as is consistent with the reimbursement and compensation provided to other members of the Board of Directors in their capacities as directors of the Company. The Company shall use reasonable commercial efforts to maintain a directors' liability insurance policy that is reasonably acceptable to the Board of Directors.

               (d) Subject to applicable securities laws and New York Stock Exchange regulations, each committee of the Board of Directors shall include the General Atlantic Designee.

               (e) From and after the date hereof, at any regular or special meeting of stockholders of the Company (a "Stockholders Meeting") or, if the
                                           --------------------
stockholders are authorized to act by written consent, in any written consent executed in lieu of such a meeting of stockholders (a "Written Consent"), each
                                                       ---------------
Major Stockholder shall vote its Shares upon any matter submitted for action by the Company's stockholders or with respect to which such Major Stockholder may vote or act by written consent, and each Major Stockholder and the Company shall take all other actions necessary to (including voting his or its Shares to cause the Board of Directors to), give effect to the specific terms and provisions of this Agreement (including, without limitation, Sections 3.1(a) and 3.1(b) hereof) and to ensure that the Charter Documents do not, at any time hereafter, conflict in any respect with or contravene the provisions of this Agreement.

               (f) This Section 3 shall terminate and be of no further force and effect at such time as the General Atlantic Stockholders hold, in the aggregate, less than [720,000] Shares (as adjusted for stock splits, stock dividends, reverse stock splits, recapitalizations or other similar transactions occurring after the date of this Agreement).

     4.   Stockholders Agreement.
          ----------------------

          4.1  Terms. In the event that the Company does not consummate a firm
               -----
commitment underwritten initial public offering pursuant to an effective registration statement under the Securities Act on or prior to September 1, 2002 (a "Qualified Initial Public Offering"), then the parties hereto shall, not
    ---------------------------------
later than 14 days after such date, amend and restate this Agreement to include reasonable and customary forms of the following terms:

               (a)  Right of First Offer. If, at any time prior to the Company's
                    --------------------
initial public offering, any of the Major Stockholders or the General Atlantic Stockholders wishes to transfer all or a portion of its or his shares of Common Stock or Common Stock Equivalents, the parties shall have a first right of offer to purchase the shares proposed to be transferred in the following order of priority: first, the Company, and second, the Major Stockholders and the General
          -----                   ------
Atlantic Stockholders (other than the selling stockholder) on a pro rata basis; provided, however, that notwithstanding the foregoing, the Major Stockholders
-----------------
and the General Atlantic Stockholders may make customary permitted transfers to family members, certain controlled trusts and partnerships and Affiliates ("Permitted Transfers").
  -------------------

               (b)  Co-Sale Rights. Prior to the Company's initial public
                    --------------
offering, except in the case of Permitted Transfers, the General Atlantic Stockholders will have the right to participate pro rata in any sales of Common Stock or Common Stock Equivalents to third parties by the Major Stockholders.

               (c)  Budget; Financial Statements. Not less than 30 days prior to
                    ----------------------------
the end of each fiscal year, the Company shall prepare and submit to the Board of Directors for its approval an annual operating budget of the Company for the next succeeding fiscal year. In addition, the General Atlantic Stockholders shall be entitled to receive audited financial statements of the Company within 90 days after the end of each fiscal year of the Company, unaudited financial statements of the Company within 45 days after the end of each fiscal quarter of the Company and unaudited monthly financial statements of the Company within 10 days after the end of each calendar month.

          4.2  Termination. This Section 4 shall automatically terminate upon
               -----------
the closing of a Qualified Initial Public Offering.

     5.   Lock-Up. Prior to October 23, 2003, the General Atlantic Stockholders
          -------
will not (and will not publicly announce any intention to), directly or indirectly, without the prior written consent of the Company, offer, sell, contract to sell, pledge or otherwise dispose of, (or enter into any transaction which is designed to, or would reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) of), or establish or increase a put equivalent position or liquidate or decrease a call equivalent position (within the meaning of Rule 16 under the Exchange Act) with respect to, (each such transaction, a "Disposition") any Shares; provided, however, that nothing in this Section 5
                           -----------------
shall prevent or restrict (a) the General Atlantic Stockholders from Disposing of their Shares in connection with a sale of the Company, (b) the General Atlantic Stockholders from transferring their shares to any Affiliate, partner, member or other equity holder thereof (provided that any such transferee agrees to be bound by the terms of this Section 5) or (c) GapStar from pledging and granting a security interest in all or any portion of its Shares to a lender to secure its obligations under a bona fide loan made to acquire such Shares.

     6.   Miscellaneous.
          -------------

          6.1  Notices. All notices, demands or other communications provided
               -------
for or permitted hereunder shall be made in writing and shall be by registered or certified first class mail, return receipt requested, telecopier, courier service or personal delivery:

               (a)  if to the Company:

                     SRA International, Inc.
                    4300 Fair Lakes Court
                    Fairfax, VA  22033
                    Telecopy:   (703) 227-7050
                    Attention:  Ernst Volgenau
                                Chief Executive Officer
                                Stephen C. Hughes
                                Chief Financial Officer
                    with a copy to:

                    Hale and Dorr LLP
                    11951 Freedom Drive
                    Reston, VA  20190
                    Telecopy:   (703) 654-7100
                    Attention:  Brent B. Siler, Esq.

               (b)  if to any of the General Atlantic Stockholders:

                    c/o General Atlantic Service Corporation
                    3 Pickwick Plaza
                    Greenwich, CT  06830
                    Telecopy:  (203) 622-8818
                    Attention: Steven A. Denning
                               Matthew Nimetz

                    with a copy to:

                    Paul, Weiss, Rifkind, Wharton & Garrison
                    1285 Avenue of the Americas
                    New York, NY  10019-6064
                    Telecopy:  (212) 757-3990
                    Attention: Douglas A. Cifu, Esq.

               (c)  if to any of the Major Stockholders:

                    SRA International, Inc.
                    4300 Fair Lakes Court
                    Fairfax, VA  22033
                    Telecopy:
                    Attention:  Chief Executive Officer

                    with a copy to:

                    Hale and Dorr LLP
                    11951 Freedom Drive
                    Reston, VA  20190
                    Telecopy:   (703) 654-7100
                    Attention:  Brent B. Siler, Esq.

All such notices, demands and other communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied. Any party may by notice given in accordance with this Section 6.1 designate another address or Person for receipt of notices hereunder.

          6.2  Successors and Assigns; Third Party Beneficiary. This Agreement
               -----------------------------------------------
shall inure to the benefit of and be binding upon successors and permitted assigns of the parties hereto. No person other than the parties hereto and their successors and permitted assigns is intended to be a beneficiary of this Agreement.

          6.3  Amendment and Waiver.
               --------------------

               (a) No failure or delay on the part of any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the parties hereto at law, in equity or otherwise.

               (b) Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by any party from the terms of any provision of this Agreement, shall be effective only if it is made or given in writing and signed by (i) the Company, (ii) the General Atlantic Stockholders and (iii) the Major Stockholders holding a majority of the voting power of the outstanding voting securities held by the Major Stockholders. Any such amendment, supplement, modification, waiver or consent shall be binding upon the Company and all of the Stockholders.

          6.4  Counterparts. This Agreement may be executed in any number of
               ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          6.5  Specific Performance. The parties hereto intend that each of the
               --------------------
parties have the right to seek damages or specific performance in the event that any other party hereto fails to perform such party's obligations hereunder. Therefore, if any party shall institute any action or proceeding to enforce the provisions hereof, any party against whom such action or proceeding is brought hereby waives any claim or defense therein that the plaintiff party has an adequate remedy at law.

          6.6  Headings. The headings in this Agreement are for convenience of
               --------
reference only and shall not limit or otherwise affect the meaning hereof.

          6.7  GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND
               -------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF.

          6.8  Severability. If any one or more of the provisions contained
               ------------
herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

          6.9  Rules of Construction. Unless the context otherwise requires,
               ---------------------
references to sections or subsections refer to sections or subsections of this Agreement.

          6.10 Entire Agreement. This Agreement, together with the exhibits
               ----------------
hereto, is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, representations, warranties or undertakings, other than those set forth herein or therein or set forth in the Stock Purchase Agreement. This Agreement, together with the exhibits hereto, supersedes all prior agreements and understandings among the parties with respect to such subject matter.

          6.11 Term of Agreement. This Agreement shall become effective on the
               -----------------
date hereof and shall terminate upon the tenth anniversary of the date hereof.

          6.12 Further Assurances. Each of the parties shall, and shall cause
               ------------------
their respective Affiliates to, execute such documents and perform such further acts as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

                  [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement on the date first written above.

                                    SRA INTERNATIONAL, INC.


                                    By:     /s/ Ernst Volgenau
                                            ------------------------------------
                                            Name:  Ernst Volgenau
                                            Title: President and
                                                   Chief Executive Officer

                                    GENERAL ATLANTIC PARTNERS 75, L.P.

                                    By:     GENERAL ATLANTIC PARTNERS, LLC,
                                            its General Partner

                                    By:     /s/ Matthew Nimetz
                                            ------------------------------------
                                            Name:  Matthew Nimetz
                                            Title:   A Managing Member

                                    GAP COINVESTMENT PARTNERS II, L.P.


                                    By:     /s/ Matthew Nimetz
                                            ------------------------------------
                                            Name:  Matthew Nimetz
                                            Title:   A General Partner

                                    GAPSTAR, LLC

                                    By:     GENERAL ATLANTIC PARTNERS, LLC,
                                            its Managing Member

                                    By:     /s/ Matthew Nimetz
                                            ------------------------------------
                                            Name:  Matthew Nimetz
                                            Title:   A Managing Member

                                    GAPCO GMBH & CO. KG

                                    By:     GAPCO MANAGEMENT GMBH,
                                            its General Partner

                                    By:     /s/ Matthew Nimetz
                                            ------------------------------------
                                            Name:  Matthew Nimetz
                                            Title:   A Managing Director

                                    MAJOR STOCKHOLDERS


                                    /s/ Ernst Volgenau
                                    --------------------------------------------
                                    Ernst Volgenau

                                    /s/ Renato A. DiPentima
                                    --------------------------------------------
                                    Renato A. DiPentima

                                    /s/ Stephen C. Hughes
                                    --------------------------------------------
                                    Stephen C. Hughes

                                    /s/ Barry S. Landew
                                    --------------------------------------------
                                    Barry S. Landew

                                    /s/ Edward E. Legasey
                                    --------------------------------------------
                                    Edward E. Legasey

                                    /s/ William K. Brehm
                                    --------------------------------------------
                                    William K. Brehm

                                    The Volgenau Joint Revocable Living Trust

                                    By:  /s/ Ernst Volgenau
                                       -----------------------------------------
                                         Ernst Volgenau, Trustee

                                    The William K. Brehm and Delores S. Brehm
                                    Joint Revocable Living Trust



                                    By:  /s/ William K. Brehm
                                       -----------------------------------------
                                         William K. Brehm, Trustee

                                                                      Schedule I
                                                                      ----------

                               Major Stockholders
                               ------------------

Ernst Volgenau
Renato A. DiPentima
Stephen C. Hughes
Barry S. Landew
Edward E. Legasey
William K. Brehm
The Volgenau Joint Revocable Living Trust
The William K. Brehm and Delores S. Brehm Joint Revocable Living Trust